UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

Hyundai Auto Receivables Trust 2016-B

(Issuing Entity)

Central Index Key Number: 0001682868

Hyundai ABS Funding, LLC

(Depositor)

Central Index Key Number: 0001260125

Hyundai Capital America
(Sponsor)

Central Index Key Number: 0001541028

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-205844 333-205844-02	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900 IRVINE, CALIFORNIA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 732-2697

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On September 14, 2016, Hyundai ABS Funding, LLC (“HABS”), Hyundai Capital America (“HCA”) and J.P. Morgan Securities LLC, on its own behalf and as representative of the several underwriters (the “Underwriters”) entered into an Underwriting Agreement, pursuant to which certain notes in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Notes (collectively, the “Notes”) with an aggregate principal balance of $1,204,220,000were sold to the Underwriters. The Notes will be issued on or about September 21, 2016 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01. Other Events.

In connection with the issuance and sale of the Notes described in the Final Prospectus dated September 14, 2016, the Registrant is filing the following documents, each of which will be dated as of the Closing Date.

1. Receivables Purchase Agreement, between HABS and HCA, pursuant to which HCA transferred to HABS certain retail installment sale contracts relating to certain new and used automobiles, light-duty trucks and minivans (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and among HABS, U.S. Bank Trust National Association (the “Owner Trustee”) and HCA which amended and restated the Trust Agreement, dated as of February 8, 2016, pursuant to which the Hyundai Auto Receivables Trust 2016-B (the “Trust”) was created.

3. Sale and Servicing Agreement, by and among the Trust, HABS, as depositor, HCA, as seller and servicer and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Trust.

4. Indenture, by and between the Trust and the Indenture Trustee, pursuant to which the Notes were issued.

5. Owner Trust Administration Agreement, by and among the Trust, HCA, as administrator and the Indenture Trustee, relating to the provision by HCA of certain services relating to the Notes.

6. Asset Representations Review Agreement among the Trust, HCA, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-205844).

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Receivables Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Owner Trust Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement, as Exhibit 10.5 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 14, 2016, among HABS, HCA, and J.P. Morgan Securities LLC, on its own behalf and as representative of the several Underwriters
4.1	Indenture, to be dated the Closing Date, between the Indenture Trustee and the Trust
10.1	Receivables Purchase Agreement, to be dated the Closing Date, by and between HCA, as seller and HABS, as depositor
10.2	Sale and Servicing Agreement, to be dated the Closing Date, among the Trust, HCA, as seller and servicer, HABS, as depositor and the Indenture Trustee.
10.3	Owner Trust Administration Agreement, to be dated the Closing Date, by and among the Trust, HCA, as administrator and the Indenture Trustee.
10.4	Amended and Restated Trust Agreement, to be dated the Closing Date, by and among HABS, as depositor, the Owner Trustee and HCA, as administrator.
10.5	Asset Representations Review Agreement, to be dated the Closing Date, among the Trust, HCA and Clayton Fixed Income Services LLC
36.1	Depositor Certification, dated September 14, 2016, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date: September 16, 2016

HYUNDAI ABS FUNDING, LLC

	By:	/s/ Charley Changmin Yoon
	Name:	Charley Changmin Yoon
	Title:	President and Secretary

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 14, 2016, among HABS, HCA, and J.P. Morgan Securities LLC, on its own behalf and as representative of the several Underwriters
4.1	Indenture, to be dated the Closing Date, between the Indenture Trustee and the Trust
10.1	Receivables Purchase Agreement, to be dated the Closing Date, by and between HCA, as seller and HABS, as depositor
10.2	Sale and Servicing Agreement, to be dated the Closing Date, among the Trust, HCA, as seller and servicer, HABS, as depositor and the Indenture Trustee.
10.3	Owner Trust Administration Agreement, to be dated the Closing Date, by and among the Trust, HCA, as administrator and the Indenture Trustee.
10.4	Amended and Restated Trust Agreement, to be dated the Closing Date, by and among HABS, as depositor, the Owner Trustee and HCA, as administrator.
10.5	Asset Representations Review Agreement, to be dated the Closing Date, among the Trust, HCA and Clayton Fixed Income Services LLC
36.1	Depositor Certification, dated September 14, 2016, for shelf offerings of asset-backed securities